SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)

                   October 31, 1997 (October 17), 1997)

                              RCN CORPORATION

          (Exact name of registrant as specified in its charter)

             Delaware                        0-22825                          22-3498533
 (State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification No.)
          incorporation)

                 105 Carnegie Center, Princeton, NJ 08540
            (Address of principal executive offices) (Zip Code)

            Registrant's telephone number, including area code.
                              (609) 734-3700

      (Former name or former address, if changed since last report).

Item 5. OTHER EVENTS

       RCN Corporation (the "Company") announced on October 17, 1997 that it had received $575 million in proceeds from a Rule 144A private offering of two tranches of debt securities. The offering was comprised of 10% senior notes and 11 and 1/8% senior discount notes, both due in 2007. The majority of the proceeds will be used for the development and expansion of the Company's advanced fiber optic network facilities. A description of the notes is included as an exhibit to this report.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired

       Not applicable.

(b)   Pro Forma Financial Information

       Not applicable.

(c)   Exhibits

       The following exhibits are filed with this report:

Exhibit
Number     Description
-------    -----------
99.1       Description of the Notes



                         EXHIBIT INDEX TO FORM 8-K

Exhibit
Number     Description
-------    -----------
99.1       Description of the Notes



                                 SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       RCN Corporation




                                       By: /s/ Bruce Godfrey
                                           -----------------------------------
                                           Name:  Bruce Godfrey
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


Date:   October 31, 1997